UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 23, 2021
VMWARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33622	94-3292913
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3401 Hillview Avenue	Palo Alto	CA	94304
(Address of Principal Executive Offices)			(Zip code)
Registrant’s telephone number, including area code: (650) 427-5000
N/A
(Former Name or Former Address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock	VMW	New York Stock Exchange
 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders

VMware held its Annual Meeting of Stockholders on July 23, 2021 (the “Annual Meeting”). At the Annual Meeting, the stockholders of the Company (1) elected the three Class II, Group I director nominees and the one Class II, Group II director nominee to each serve a three-year term expiring at the 2024 Annual Meeting of Stockholders; (2) approved, on an advisory basis, the compensation of the Company’s named executive officers; (3) approved an amendment to the Amended and Restated 2007 Equity and Incentive Plan; (4) approved an amendment to the Amended and Restated 2007 Employee Stock Purchase Plan; (5) ratified the selection by the Audit Committee of the Company’s Board of Directors of PricewaterhouseCoopers LLP to serve as the Company’s independent auditor for the fiscal year ending January 28, 2022.

1.Election of Class I, Group directors and Class I, Group II director:

	Class	For	Against	Abstain
Class II, Group I
Michael Brown	Class B	3,072,218,360	0	0
Karen Dykstra	Class B	3,072,218,360	0	0
Rangarajan (Raghu) Raghuram	Class B	3,072,218,360	0	0

	Class	For	Against	Abstain	Broker Non-Votes
Class II, Group II
Kenneth Denman	Class A	73,451,844	3,025,490	1,271,150	20,000,510
	Class B	307,221,836	0	0	0
2.Non-binding advisory vote on the compensation of the Company's named executive officers:

Class	For	Against	Abstain	Broker Non-Votes
Class A	64,841,468	7,771,363	1,268,677	20,000,510
Class B	3,072,218,360	0	0	0
3.Approval of an amendment to the Amended and Restated 2007 Equity and Incentive Plan:

Class	For	Against	Abstain	Broker Non-Votes
Class A	55,192,316	18,589,630	99,562	20,000,510
Class B	3,072,218,360	0	0	0
4.Approval of an amendment to the Amended and Restated 2007 Employee Stock Purchase Plan:

Class	For	Against	Abstain	Broker Non-Votes
Class A	55,629,052	18,183,726	68,730	20,000,510
Class B	3,072,218,360	0	0	0
5.Ratification of the selection of PricewaterhouseCoopers LLP as the Company's independent auditor for the fiscal year ending January 28, 2022.

Class	For	Against	Abstain
Class A	92,233,150	1,583,445	65,423
Class B	3,072,218,360	0	0

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: July 28, 2021

VMware, Inc.

By:	/s/ Craig Norris
Craig Norris
Vice President, Deputy General Counsel and Assistant Secretary